Exhibit 99.3
Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)				$(6)	$(10)
2	Pinnacle West Energy	—				—	—
3	APS Energy Services	—				—	(1)
4	SunCor	(1)				(1)	(10)
5	El Dorado	(1)				(1)	1
6	Parent Company	4				4	(1)

7	Income From Continuing Operations	(4)	—	—	—	(4)	(21)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—				—	—
9	SunCor	—				—	—
10	Other	—				—	—

11	Total	—	—	—	—	—	—
12	Net Income	$(4)	$—	$—	$—	$(4)	$(21)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.06)				$(0.06)	$(0.10)
14	Pinnacle West Energy	—				—	—
15	APS Energy Services	—				—	(0.01)
16	SunCor	(0.01)				(0.01)	(0.10)
17	El Dorado	(0.02)				(0.02)	—
18	Parent Company	0.04				0.04	—

19	Income From Continuing Operations	(0.05)	—	—	—	(0.05)	(0.21)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—				—	—
21	SunCor	—				—	—
22	Other	0.01				0.01	0.01

23	Total	0.01	—	—	—	0.01	0.01
24	Net Income	$(0.04)	$—	$—	$—	$(0.04)	$(0.20)

25	BOOK VALUE PER SHARE	$35.22 *				$35.22 *	$0.77

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,521				100,521	$(101)
27	End of Period	100,486				100,486	$371

*	Estimate

See Glossary of Terms	Page 8 of 31

Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$271				$271	$25
29	Business	300				300	36

30	Total retail	571	—	—	—	571	61
	Wholesale revenue on delivered electricity
31	Traditional contracts	12				12	7
32	Off-system sales	24				24	17
33	Transmission for others	7				7	—
34	Other miscellaneous services	9				9	2

35	Total regulated operating electricity revenues	623	—	—	—	623	87

	MARKETING AND TRADING
36	Electricity and other commodity sales	57				57	(15)

37	Total operating electric revenues	$680	$—	$—	$—	$680	$72

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,774				2,774	40
39	Business	3,338				3,338	53

40	Total retail	6,112	—	—	—	6,112	93
	Wholesale electricity delivered
41	Traditional contracts	222				222	47
42	Off-system sales	416				416	173
43	Retail load hedge management	162				162	45

44	Total regulated electricity	6,912	—	—	—	6,912	358

	MARKETING AND TRADING
45	Wholesale sales of electricity	920				920	(1,003)

46	Total electric sales	7,832	—	—	—	7,832	(645)

See Glossary of Terms	Page 9 of 31

Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset - beginning balance	$111				$111	$(49)
48	Deferred fuel and purchased power costs - current period	(11)				(11)	(36)
49	Regulatory disallowance	—				—	—
50	Interest on deferred fuel	1				1	(1)
51	Amounts recovered through revenues	(51)				(51)	18

52	Deferred fuel and purchased power regulatory asset - ending balance	$50	$—	$—	$—	$50	$(68)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$5				$5	$(8)
54	Mark-to-market reversals on realized sales (a) (b)	—				—	8
55	Change in mark-to-market value of forward sales	1				1	(9)

56	Total gross margin	$6	$—	$—	$—	$6	$(9)

	By Pinnacle West Entity

57	APS	$—				$—	$1
58	Pinnacle West	7				7	(4)
59	APS Energy Services	(1)				(1)	(6)
60	Pinnacle West Energy	—				—	—

61	Total gross margin	$6	$—	$—	$—	$6	$(9)

Future Marketing and Trading Mark-to-Market Realization
As of March 31, 2008, Pinnacle West had accumulated net mark-to-market gains of $10 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered as follows: 2008, $2 million; and thereafter, $8 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $0 million was transferred to “realized” for the first quarter of 2008. A $0 million realized gain is included in the $5 million on line 53 for the first quarter of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms	Page 10 of 31

Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	982,459				982,459	17,031
63	Business	122,833				122,833	4,184

64	Total	1,105,292	—	—	—	1,105,292	21,215
65	Wholesale customers	50				50	(13)

66	Total customers	1,105,342	—	—	—	1,105,342	21,202

67	Customer growth (% over prior year)	2.0%				2.0%	(1.8)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,694				2,694	37
69	Business	3,300				3,300	72

70	Total	5,994	—	—	—	5,994	109

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,824				2,824	(8)
72	Business	27,175				27,175	(512)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,742				2,742	(10)
74	Business	26,865				26,865	(340)

	ELECTRICITY DEMAND (MW)

75	System peak demand	4,685				4,685	(96)

See Glossary of Terms	Page 11 of 31

Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,318				2,318	19
77	Coal	2,924				2,924	(240)
78	Gas, oil and other	1,148				1,148	(3)

79	Total generation production	6,390	—	—	—	6,390	(224)

	Purchased power
80	Firm load	740				740	462
81	Marketing and trading	1,205				1,205	(923)

82	Total purchased power	1,945	—	—	—	1,945	(461)

83	Total energy sources	8,335	—	—	—	8,335	(685)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	93%				93%	(1)%
85	Coal	76%				76%	(8)%
86	Gas, oil and other	16%				16%	0%
87	System average	47%				47%	(3)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	8				8	(49)
89	Coal	327				327	124
90	Gas	356				356	89

91	Total	691	—	—	—	691	164

(a)	Includes planned and unplanned outages

See Glossary of Terms	Page 12 of 31

Last Updated 4/29/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$69.40				$69.40	$14.78
93	SP15	$79.09				$79.09	$19.07
	Off-Peak
94	Palo Verde	$56.39				$56.39	$14.33
95	SP15	$62.35				$62.35	$16.49

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	105				105	(67)
97	Heating degree-days	583				583	(6)
98	Average humidity	40%				40%	4%
	10-Year Averages
99	Cooling degree-days	96				96	—
100	Heating degree-days	517				517	—
101	Average humidity	42%				42%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	1,418				1,418	(845)
103	Multi-family	1,070				1,070	(418)

104	Total	2,488	—	—	—	2,488	(1,263)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	0.4%				0.4%	(2.1)%
106	Unemployment rate (%, seasonally adjusted)	4.2%				4.2%	0.3%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended February 29, 2008 (latest available data).

See Glossary of Terms	Page 13 of 31